UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2014

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2014, the Board of Directors of Liquidity Services, Inc. (the “Company”) appointed Beatriz V. Infante to the Board of Directors (the “Board”) and the Audit Committee of the Board.

Ms. Infante’s career spans 30 years in CEO and leadership positions in multiple, high-growth business areas. Since January 2010, she has served as a Director of Sonus Networks and as a Director of Emulex since May 2012. As CEO and a Director of ENXSuite Corporation from May 2010, she led its successful acquisition by Infor in October 2011. Ms. Infante also served as CEO and a Director of VoiceObjects, Inc. from March 2006 and led its successful acquisition by Voxeo in December 2008. Ms. Infante was also CEO and President of Aspect Communications Corporation, a market leader in communications solutions, from April 2000 until October 2003, and was additionally named Chairman in February 2001. She has previously held various executive roles at Oracle. Ms. Infante holds a B.S.E degree in Electrical Engineering and Computer Science from Princeton University and has served on the advisory board for the Princeton School of Engineering and Applied Science for 20 years.

Ms. Infante was not selected as a director pursuant to any arrangement or understanding between herself and any other persons. Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which Ms. Infante had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

The Company will compensate Ms. Infante for her services as a director; she will receive the Company’s standard non-employee annual director compensation.  The Company’s standard non-employee annual director compensation is described in the Company’s proxy statements, most recently  in the Company’s definitive proxy statement for its 2014 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 27, 2014.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

99.1                                                      Press Release of Liquidity Services, Inc. dated May 12, 2014 announcing appointment of Beatriz V. Infante to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: May 12, 2014	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Liquidity Services, Inc. dated May 12, 2014 announcing appointment of Beatriz V. Infante to the Board of Directors.